Supplement dated March 2, 2026
to the following updating summary prospectus(es):
Nationwide Destination B (2.0) and Nationwide Destination Navigator (2.0) dated May 1, 2025
This supplement updates certain information contained in your updating summary prospectus. Please read and retain this supplement for future reference.
The supplement dated May 29, 2025 contained an incorrect class reference for the NVIT Fidelity Institutional AM® Emerging Markets Fund.
Accordingly, the following changes apply to the prospectus:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: FIAM LLC	1.18%*	6.28%	-2.63%	1.30%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
USP-0132